EXHIBIT 24
                         POWER OF ATTORNEY

                     Form 10-K Annual Report


           WHEREAS, Harnischfeger Industries, Inc., a
Delaware corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange
Commission, under the provisions of the Securities Exchange
Act of 1934, a Form 10-K Annual Report for the fiscal year ended October 31, 1994; and,

           WHEREAS, the undersigned is a Director of the Corporation;

           NOW, THEREFORE, the undersigned hereby constitutes and appoints Jeffery T. Grade, John A. McKay and Francis M. Corby, Jr., and each or any of them, his attorney, with full power to act for him and in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.


           IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this fifth day of December, 1994.





                    /s/Donna M. Alvarado       SEAL)
                ---------------------
                       Donna M. Alvarado

                   POWER OF ATTORNEY

                Form 10-K Annual Report


           WHEREAS, Harnischfeger Industries, Inc., a
Delaware corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange
Commission, under the provisions of the Securities Exchange
Act of 1934, a Form 10-K Annual Report for the fiscal year ended October 31, 1994; and,

           WHEREAS, the undersigned is a Director of the Corporation;

           NOW, THEREFORE, the undersigned hereby constitutes and appoints Jeffery T. Grade, John A. McKay and Francis M. Corby, Jr., and each or any of them, his attorney, with full power to act for him and in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.


           IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this fifth day of December, 1994.





                  /s/John D. Correnti        (SEAL)
                 -------------------
                 John D. Correnti

                POWER OF ATTORNEY

             Form 10-K Annual Report


           WHEREAS, Harnischfeger Industries, Inc., a
Delaware corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange
Commission, under the provisions of the Securities Exchange
Act of 1934, a Form 10-K Annual Report for the fiscal year ended October 31, 1994; and,

           WHEREAS, the undersigned is a Director of the Corporation;

           NOW, THEREFORE, the undersigned hereby constitutes and appoints Jeffery T. Grade, John A. McKay and Francis M. Corby, Jr., and each or any of them, his attorney, with full power to act for him and in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.


           IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this fifth day of December, 1994.




                  /s/Don H. Davis, Jr.      (SEAL)
                 --------------------
                     Don H. Davis, Jr.

                  POWER OF ATTORNEY

               Form 10-K Annual Report


           WHEREAS, Harnischfeger Industries, Inc., a
Delaware corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange
Commission, under the provisions of the Securities Exchange
Act of 1934, a Form 10-K Annual Report for the fiscal year ended October 31, 1994; and,

           WHEREAS, the undersigned is a Director of the Corporation;

           NOW, THEREFORE, the undersigned hereby
constitutes and appoints Jeffery T. Grade, John A. McKay and Francis M. Corby, Jr., and each or any of them, his attorney, with full power to act for him and in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this fifth day of December, 1994.




                 /s/Harry L. Davis          (SEAL)
                 -----------------
                    Harry L. Davis

                  POWER OF ATTORNEY

              Form 10-K Annual Report


           WHEREAS, Harnischfeger Industries, Inc., a
Delaware corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange
Commission, under the provisions of the Securities Exchange
Act of 1934, a Form 10-K Annual Report for the fiscal year ended October 31, 1994; and,

           WHEREAS, the undersigned is a Director of the Corporation;

           NOW, THEREFORE, the undersigned hereby
constitutes and appoints Jeffery T. Grade, John A. McKay and Francis M. Corby, Jr., and each or any of them, his attorney, with full power to act for him and in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this fifth day of December, 1994.




                  /s/Robert M. Gerrity       (SEAL)
                 --------------------
                     Robert M. Gerrity

                  POWER OF ATTORNEY

               Form 10-K Annual Report


           WHEREAS, Harnischfeger Industries, Inc., a
Delaware corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange
Commission, under the provisions of the Securities Exchange
Act of 1934, a Form 10-K Annual Report for the fiscal year ended October 31, 1994; and,

           WHEREAS, the undersigned is a Director of the Corporation;

           NOW, THEREFORE, the undersigned hereby
constitutes and appoints Jeffery T. Grade, John A. McKay and Francis M. Corby, Jr., and each or any of them, his attorney, with full power to act for him and in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this fifth day of December, 1994.





              /s/Jean-Pierre Labruyere      (SEAL)
              ------------------------
                Jean-Pierre Labruyere

               POWER OF ATTORNEY

            Form 10-K Annual Report


           WHEREAS, Harnischfeger Industries, Inc., a
Delaware corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange
Commission, under the provisions of the Securities Exchange
Act of 1934, a Form 10-K Annual Report for the fiscal year ended October 31, 1994; and,

           WHEREAS, the undersigned is a Director of the Corporation;

           NOW, THEREFORE, the undersigned hereby
constitutes and appoints Jeffery T. Grade, John A. McKay and Francis M. Corby, Jr., and each or any of them, his attorney, with full power to act for him and in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this fifth day of December, 1994.




                  /s/Ralph C. Joynes         SEAL)
                  ------------------
                     Ralph C. Joynes

                POWER OF ATTORNEY

              Form 10-K Annual Report


           WHEREAS, Harnischfeger Industries, Inc., a
Delaware corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange
Commission, under the provisions of the Securities Exchange
Act of 1934, a Form 10-K Annual Report for the fiscal year ended October 31, 1994; and,

           WHEREAS, the undersigned is a Director of the Corporation;

           NOW, THEREFORE, the undersigned hereby
constitutes and appoints Jeffery T. Grade, John A. McKay and Francis M. Corby, Jr., and each or any of them, his attorney, with full power to act for him and in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this fifth day of December, 1994.




                /s/Herbert V. Kohler, Jr.    (SEAL)
               -------------------------
                   Herbert V. Kohler, Jr.

              POWER OF ATTORNEY

           Form 10-K Annual Report


           WHEREAS, Harnischfeger Industries, Inc., a
Delaware corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange
Commission, under the provisions of the Securities Exchange
Act of 1934, a Form 10-K Annual Report for the fiscal year ended October 31, 1994; and,

           WHEREAS, the undersigned is a Director of the Corporation;

           NOW, THEREFORE, the undersigned hereby
constitutes and appoints Jeffery T. Grade, John A. McKay and Francis M. Corby, Jr., and each or any of them, his attorney, with full power to act for him and in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this fifth day of December, 1994.




                   /s/ Robert F. Schnoes       (SEAL)
                ---------------------
                       Robert F. Schnoes

                   POWER OF ATTORNEY

                Form 10-K Annual Report


           WHEREAS, Harnischfeger Industries, Inc., a
Delaware corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange
Commission, under the provisions of the Securities Exchange
Act of 1934, a Form 10-K Annual Report for the fiscal year ended October 31, 1994; and,

           WHEREAS, the undersigned is a Director of the Corporation;

           NOW, THEREFORE, the undersigned hereby
constitutes and appoints Jeffery T. Grade, John A. McKay and Francis M. Corby, Jr., and each or any of them, his attorney, with full power to act for him and in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this fifth day of December, 1994.




                      /s/ Donald Taylor      (SEAL)
                     -----------------
                          Donald Taylor

                     POWER OF ATTORNEY

                Form 10-K Annual Report


           WHEREAS, Harnischfeger Industries, Inc., a
Delaware corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange
Commission, under the provisions of the Securities Exchange
Act of 1934, a Form 10-K Annual Report for the fiscal year ended October 31, 1994; and,

           WHEREAS, the undersigned is a Director of the Corporation;

           NOW, THEREFORE, the undersigned hereby
constitutes and appoints Jeffery T. Grade, John A. McKay and Francis M. Corby, Jr., and each or any of them, his attorney, with full power to act for him and in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this fifth day of December, 1994.




                       /s/C. R. Whitney      (SEAL)
                     -----------------
                          C. R. Whitney

                 POWER OF ATTORNEY

             Form 10-K Annual Report


           WHEREAS, Harnischfeger Industries, Inc., a
Delaware corporation (hereinafter referred to as the "Corporation"), will file with the Securities and Exchange
Commission, under the provisions of the Securities Exchange
Act of 1934, a Form 10-K Annual Report for the fiscal year ended October 31, 1994; and,

           WHEREAS, the undersigned is a Director of the Corporation;

           NOW, THEREFORE, the undersigned hereby
constitutes and appoints Jeffery T. Grade, John A. McKay and Francis M. Corby, Jr., and each or any of them, his attorney, with full power to act for him and in his name, place and stead, to sign his name in the aforesaid capacity to such Form 10-K Annual Report, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this fifth day of December, 1994.



                        /s/Robert B. Hoffman        (SEAL)
                          --------------------
                           Robert B. Hoffman